Exhibit 99.1

GLOSSARY
Certain terms used in the text and financial statements are defined below

ABO	Accumulated Benefit Obligation. The liabilities of a pension plan based on service and pay to date. This differs from the Projected Benefit Obligation that is typically disclosed in that it does not reflect expected future salary increases.
AFUDC	Allowance for Funds Used During Construction
ALJ	Administrative Law Judge
AMT	Alternative minimum tax
AOCI	Accumulated Other Comprehensive Income
AOCL	Accumulated Other Comprehensive Loss
APB	Accounting Principles Board
APB Opinion No. 18	APB Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock”
ARO	Asset retirement obligation
Attorney General	Michigan Attorney General

Bay Harbor	a residential/commercial real estate area located near Petoskey, Michigan. In 2002, CMS Energy sold its interest in Bay Harbor.
bcf	One billion cubic feet of gas
Big Rock	Big Rock Point nuclear power plant, owned by Consumers
Bluewater Pipeline	Bluewater Pipeline, a 24.9-mile pipeline that extends from Marysville, Michigan to Armada, Michigan
Board of Directors	Board of Directors of CMS Energy

CEO	Chief Executive Officer
CFO	Chief Financial Officer
CFTC	Commodity Futures Trading Commission
CKD	Cement Kiln Dust
Clean Air Act	Federal Clean Air Act, as amended
CMS Energy	CMS Energy Corporation, the parent of Consumers and Enterprises

CMS Energy Common Stock or common stock	Common stock of CMS Energy, par value $.01 per share
CMS Electric and Gas	CMS Electric and Gas Company, a subsidiary of Enterprises
CMS ERM	CMS Energy Resource Management Company, formerly CMS MST, a subsidiary of Enterprises
CMS Field Services	CMS Field Services, Inc., formerly a wholly owned subsidiary of CMS Gas Transmission. The sale of this subsidiary closed in July 2003.
CMS Gas Transmission	CMS Gas Transmission Company, a wholly owned subsidiary of Enterprises
CMS Generation	CMS Generation Co., a wholly owned subsidiary of Enterprises
CMS International Ventures	CMS International Ventures LLC, a subsidiary of Enterprises

CMS Midland	Midland Cogeneration Venture Group II, LLC, successor to CMS Midland Inc., formerly a subsidiary of Consumers that had a 49 percent ownership interest in the MCV Partnership
CMS Midland Holdings Company	CMS Midland Holdings Company, a subsidiary of Consumers that has a 46 percent ownership interest in First Midland Limited Partnership and a 35 percent lessor interest in the MCV Facility
CMS MST	CMS Marketing, Services and Trading Company, a wholly owned subsidiary of Enterprises, whose name was changed to CMS ERM effective January 2004
CMS Oil and Gas	CMS Oil and Gas Company, formerly a subsidiary of Enterprises
Consumers	Consumers Energy Company, a subsidiary of CMS Energy
Court of Appeals	Michigan Court of Appeals
CPEE	Companhia Paulista de Energia Eletrica, in which CMS International Ventures owns a 94 percent interest
Customer Choice Act	Customer Choice and Electricity Reliability Act, a Michigan statute enacted in June 2000

DCCP	Defined Company Contribution Plan
DIG	Dearborn Industrial Generation, LLC, an indirect wholly owned subsidiary of CMS Energy
DOE	U.S. Department of Energy
DOJ	U.S. Department of Justice
Dow	The Dow Chemical Company, a non-affiliated company
DTE Energy	DTE Energy Company, a non-affiliated company

EISP	Executive Incentive Separation Plan
EITF	Emerging Issues Task Force
EITF Issue No. 02-03	Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities
Ensenada	The 128 MW natural gas-fired power plant located in Argentina, in which CMS International Ventures owns 100 percent interest
Entergy	Entergy Corporation, a non-affiliated company
Enterprises	CMS Enterprises Company, a subsidiary of CMS Energy
EPA	U. S. Environmental Protection Agency
EPS	Earnings per share
Exchange Act	Securities Exchange Act of 1934, as amended

FASB	Financial Accounting Standards Board
FASB Interpretation No. 46(R)	Revised FASB Interpretation No. 46, Consolidation of Variable Interest Entities
FERC	Federal Energy Regulatory Commission
FIN 48	FASB Interpretation No. 48, Uncertainty in Income Taxes
FMB	First Mortgage Bonds
FMLP	First Midland Limited Partnership, a partnership that holds a lessor interest in the MCV Facility and an indirect subsidiary of Consumers

FSP	FASB Staff Position
FTR	Financial transmission right

GAAP	Generally Accepted Accounting Principles
GasAtacama	GasAtacama Holding Limited, a limited liability partnership that manages GasAtacama S.A., which includes an integrated natural gas pipeline and electric generating plant located in Argentina and Chile and Atacama Finance Company, in which CMS International Ventures owns a 50 percent interest
GCR	Gas cost recovery
Goldfields	A pipeline business located in Australia, in which CMS Energy formerly held a 39.7 percent ownership interest
GVK	GVK Facility, a 250 MW gas fired power plant located in South Central India, in which CMS Generation formerly held a 33 percent interest

IPP	Independent Power Producer
IRS	Internal Revenue Service
ISFSI	Independent Spent Fuel Storage Installation
ITC	Income tax credit

Jorf Lasfar	The 1,356 MW coal-fueled power plant in Morocco, jointly owned by CMS Generation and ABB Energy Ventures, Inc., in which CMS Generation owns a 50 percent interest
Jubail	A 240 MW natural gas cogeneration power plant located in Saudi Arabia, in which CMS Generation owns a 25 percent interest

kWh	Kilowatt-hour (a unit of energy equal to one thousand watt hours)

Loy Yang	The 2,000 MW brown coal fueled Loy Yang A power plant and an associated coal mine in Victoria, Australia, in which CMS Generation formerly held a 50 percent ownership interest
Lucid Energy	Lucid Energy LLC, a non-affiliated company
Ludington	Ludington pumped storage plant, jointly owned by Consumers and Detroit Edison
Marysville	CMS Marysville Gas Liquids Company, a Michigan
corporation and a former subsidiary of CMS Gas Transmission that held a 100 percent interest in Marysville Fractionation Partnership and a 51 percent interest in St. Clair Underground Storage Partnership
mcf	One thousand cubic feet of gas
MCV Facility	A natural gas-fueled, combined-cycle cogeneration facility operated by the MCV Partnership
MCV GP II	Midland Cogeneration Venture Group II, LLC which is the successor of CMS Midland, Inc.

MCV Partnership	Midland Cogeneration Venture Limited Partnership in which Consumers has a 49 percent interest through CMS Midland, Inc.
MCV PPA	The Power Purchase Agreement between Consumers and the MCV Partnership with a 35-year term commencing in March 1990, as amended, and as interpreted by the Settlement Agreement dated as of January 1, 1999 between the MCV Partnership and Consumers.
MD&A	Management’s Discussion and Analysis
MDEQ	Michigan Department of Environmental Quality
METC	Michigan Electric Transmission Company, LLC which is owned by ITC Holding Corporation, a company that operates electric transmission facilities through a wholly owned subsidiary, including the transmission system within Detroit Edison’s territory
Midwest Energy Market	An energy market developed by the MISO to provide day-ahead and real-time market information and centralized dispatch for market participants
MISO	Midwest Independent Transmission System Operator, Inc.
Moody’s	Moody’s Investors Service, Inc.
MPSC	Michigan Public Service Commission
MRV	Market-Related Value of Plan assets
MSBT	Michigan Single Business Tax
MW	Megawatt (a unit of power equal to one million watts)
MWh	Megawatt-hour (a unit of energy equal to one million watt hours)

NEIL	Nuclear Electric Insurance Limited, an industry mutual insurance company owned by member utility companies
Neyveli	CMS Generation Neyveli Ltd, a 250 MW lignite-fired power station located in Neyveli, Tamil Nadu, India, in which CMS International Ventures holds a 50 percent interest
NMC	Nuclear Management Company LLC, formed in 1999 by Northern States Power Company (now Xcel Energy Inc.), Alliant Energy, Wisconsin Electric Power Company, and Wisconsin Public Service Company to operate and manage nuclear generating facilities owned by the four utilities
NRC	Nuclear Regulatory Commission
NYMEX	New York Mercantile Exchange

OCI	Other Comprehensive Income
OPEB	Postretirement benefit plans other than pensions for retired employees

Palisades	Palisades nuclear power plant, which is owned by Consumers

Panhandle	Panhandle Eastern Pipe Line Company, including its subsidiaries Trunkline, Pan Gas Storage, Panhandle Storage, and Panhandle Holdings. Panhandle was a wholly owned subsidiary of CMS Gas Transmission. The sale of this subsidiary closed in June 2003.
Parmelia	A business located in Australia comprised of a pipeline, processing facilities, and a gas storage facility, a former subsidiary of CMS Gas Transmission
PCB	Polychlorinated biphenyl
Peabody Energy	Peabody Energy Corporation, a non-affiliated company
Pension Plan	The trusteed, non-contributory, defined benefit pension plan of Panhandle, Consumers and CMS Energy
Price Anderson Act	Price Anderson Act, enacted in 1957 as an amendment to the Atomic Energy Act of 1954, as revised and extended over the years. This act stipulates between nuclear licensees and the U.S. government the insurance, financial responsibility, and legal liability for nuclear accidents.
PSCR	Power supply cost recovery
PURPA	Public Utility Regulatory Policies Act of 1978

RCP	Resource Conservation Plan
ROA	Retail Open Access

SAB No. 107	Staff Accounting Bulletin No. 107, Share-Based Payment
SEC	U.S. Securities and Exchange Commission
Section 10d(4) Regulatory Asset	Regulatory asset as described in Section 10d(4) of the Customer Choice Act, as amended
Securitization	A financing method authorized by statute and approved by the MPSC which allows a utility to sell its right to receive a portion of the rate payments received from its customers for the repayment of Securitization bonds issued by a special purpose entity affiliated with such utility
SENECA	Sistema Electrico del Estado Nueva Esparta C.A., a subsidiary of Enterprises
SERP	Supplemental Executive Retirement Plan
SFAS	Statement of Financial Accounting Standards
SFAS No. 5	SFAS No. 5, “Accounting for Contingencies”
SFAS No. 13	SFAS No. 13, “Accounting for Leases”
SFAS No. 71	SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation”
SFAS No. 87	SFAS No. 87, “Employers’ Accounting for Pensions”
SFAS No. 98	SFAS No. 98, “Accounting for Leases”
SFAS No. 106	SFAS No. 106, “Employers’ Accounting for Postretirement Benefits Other Than Pensions”
SFAS No. 109	SFAS No. 109, “Accounting for Income Taxes”
SFAS No. 123(R)	SFAS No. 123 (revised 2004), “Share-Based Payment”
SFAS No. 132(R)	SFAS No. 132 (revised 2003), “Employers’ Disclosures about Pensions and Other Postretirement Benefits”
SFAS No. 133	SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities, as amended and interpreted”

SFAS No. 143	SFAS No. 143, “Accounting for Asset Retirement Obligations”
SFAS No. 144	SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”
SFAS No. 157	SFAS No. 157, “Fair Value Measurement”
SFAS No. 158	SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R)”
Shuweihat	A power and desalination plant of Shuweihat CMS International Power Company, in which CMS Generation holds a 20 percent interest
SLAP	Scudder Latin American Power Fund
SRLY	Separate Return Limitation Year
Stranded Costs	Costs incurred by utilities in order to serve their customers in a regulated monopoly environment, which may not be recoverable in a competitive environment because of customers leaving their systems and ceasing to pay for their costs. These costs could include owned and purchased generation and regulatory assets.
Superfund	Comprehensive Environmental Response, Compensation and Liability Act

Takoradi	A 200 MW open-cycle combustion turbine crude oil power plant located in Ghana, in which CMS Generation owns a 90 percent interest
TAQA	Abu Dhabi National Energy Company, a subsidiary of Abu Dhabi Water and Electricity Authority, CMS Generation’s partner in the Taweelah and Shuweihat projects
Taweelah	Al Taweelah A2, a power and desalination plant of Emirates CMS Power Company, in which CMS Generation holds a 40 percent interest
TGM	A natural gas transportation and pipeline business located in Argentina, in which CMS International Ventures owns a 20 percent interest
TGN	A natural gas transportation and pipeline business located in Argentina, in which CMS Gas Transmission owns a 23.54 percent interest
TRAC	Terminal Rental Adjustment Clause, a provision of a leasing agreement which permits or requires the rental price to be adjusted upward or downward by reference to the amount realized by the lessor under the agreement upon sale or other disposition of formerly leased property
Trust Preferred Securities	Securities representing an undivided beneficial interest in the assets of statutory business trusts, the interests of which have a preference with respect to certain trust distributions over the interests of either CMS Energy or Consumers, as applicable, as owner of the common beneficial interests of the trusts

Union	Utility Workers Union of America, AFL-CIO

VEBA Trusts	VEBA employees’ beneficiary association trusts accounts established to specifically set aside employer contributed assets to pay for future expenses of the OPEB plan

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INDEX TO FINANCIAL STATEMENTS

CMS Energy Corporation

Exhibit 99.1. Item 6. Selected Financial Information	CMS – 2
Exhibit 99.2 Item 7. Management’s Discussion and Analysis
Executive Overview	CMS – 3
Forward-Looking Statements and Information	CMS – 4
Results of Operations	CMS – 7
Critical Accounting Policies	CMS – 19
Capital Resources and Liquidity	CMS – 30
Outlook	CMS – 34
Implementation of New Accounting Standards	CMS – 44
New Accounting Standards Not Yet Effective	CMS – 44

Exhibit 99.3 Item 8. Financial Statements and Supplementary Data
Consolidated Financial Statements
Consolidated Statements of Income (Loss)	CMS – 46
Consolidated Statements of Cash Flows	CMS – 48
Consolidated Balance Sheets	CMS – 50
Consolidated Statements of Common Stockholders’ Equity	CMS – 52
Notes to Consolidated Financial Statements:
1. Corporate Structure and Accounting Policies	CMS – 53
2. Asset Sales, Impairment Charges and Discontinued Operations	CMS – 59
3. Contingencies	CMS – 65
4. Financings and Capitalization	CMS – 80
5. Earnings Per Share	CMS – 85
6. Financial and Derivative Instruments	CMS – 86
7. Retirement Benefits	CMS – 92
8. Asset Retirement Obligations	CMS – 101
9. Income Taxes	CMS – 103
10. Executive Incentive Compensation	CMS – 107
11. Leases	CMS – 108
12. Property, Plant, and Equipment	CMS – 111
13. Equity Method Investments	CMS – 112
14. Jointly Owned Regulated Utility Facilities	CMS – 115
15. Reportable Segments	CMS – 115
16. Consolidation of Variable Interest Entities	CMS – 117
17. Quarterly Financial and Common Stock Information (Unaudited)	CMS – 120
Reports of Independent Registered Public Accounting Firms	CMS – 123

2006 Consolidated Financial Statements

CMS-1